LIBERTY ALL–STAR® GROWTH FUND

ASG

1ST QUARTER MARCH 31, 2012

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC. Period Ending March 31, 2012

Fund Statistics 1st Quarter 2012

Net Asset Value (NAV) $4.79 Market Price $4.35 Discount 9.2% Distribution $0.07 Market Price Trading Range $3.79 to $4.43 Discount Range 8.3% to 11.7%

Performance

Shares Valued at NAV 14.66% Shares Valued at NAV with Dividends Reinvested 14.79% Shares Valued at Market Price with Dividends Reinvested 16.01% NASDAQ Composite Index 18.96% Russell 3000® Growth Index 14.58% S&P 500® Index 12.59% Lipper Multi-Cap Growth Mutual Fund Average* 15.62% NAV Reinvested Percentile Rank (1 = best; 100 = worst) 64th Number of Funds in Category 546

* Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: ASG. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	April 2012

Building on gains posted in the final quarter of 2011, the stock market got 2012 off to a highly positive start with an impressive first quarter performance. The S&P 500® Index registered its strongest first quarter return since 1998, while the technology-oriented NASDAQ Composite Index posted its best first quarter since 1991.

The exceptional performance came as somewhat of a surprise to many equity analysts and market watchers. The U.S. economy continued to grow, albeit slowly. There were no serious solutions forthcoming to address the U.S. budget deficit. The fundamental economic problems plaguing the Euro Zone remained, and there were fears of a hard landing in China. But the stock market rolled into the new year with momentum behind it, and there were some bright spots in an improving employment picture, higher consumer spending and fears of a potential Euro Zone collapse eased once the European Central Bank finally embarked on its version of quantitative easing.

By quarter’s end, the net outcome was a 14.58 percent gain for the Russell 3000® Growth Index, an 18.96 percent return for the NASDAQ Composite Index, a 15.62 percent advance for the Lipper Multi-Cap Growth Mutual Fund Average and a 12.59 percent return for the S&P 500® Index. Liberty All-Star® Growth Fund participated in the market’s advance, as its returns generally tracked key benchmarks. For the quarter, the Fund returned 14.66 percent with shares valued at net asset value (NAV), 14.79 percent with shares valued at NAV with dividends reinvested and 16.01 percent with shares valued at market price (with dividends reinvested).

While the Fund’s quarterly performance ranked it in the 64th percentile of the Lipper Multi-Cap Growth Mutual Fund Average, the Fund ranked in the top one-third for 2011 and in the top half and top one-third for the trailing three-and five-year periods ending March 31, 2012, respectively. Over the quarter, the discount at which Fund shares are priced relative to their underlying NAV remained in the same general range as the previous quarter, from 8.3 to 11.7 percent.

First Quarter Report (Unaudited) | March 31, 2012	1

President’s Letter	Liberty All-Star® Growth Fund

We are hopeful that 2012 will be a good one for growth stock investors, especially after the extreme volatility experienced during 2011. We cannot expect the first quarter’s double-digit returns to continue throughout the year. Indeed, the second quarter opened as weakly as the first quarter opened strongly. We believe the Fund is well positioned for the vast majority of market environments, and we remain positive on the outlook for the year. Thank you for your continued support of the Fund.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2012 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$ 12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012 1stQuarter	0.07

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2012	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
March 31, 2012 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	2.98%
Salesforce.com, Inc.	2.36
QUALCOMM, Inc.	2.09
Oceaneering International, Inc.	1.90
ACE Ltd.	1.88
Core Laboratories N.V.	1.77
FMC Technologies, Inc.	1.73
Intuitive Surgical, Inc.	1.71
VMware, Inc., Class A	1.69
IHS, Inc., Class A	1.68
C.H. Robinson Worldwide, Inc.	1.63
American Tower Corp., Class A	1.61
ARM Holdings PLC	1.46
Baidu, Inc.	1.44
Expeditors International of Washington, Inc.	1.43
Google, Inc., Class A	1.36
Cerner Corp.	1.31
priceline.com, Inc.	1.28
Signature Bank	1.25
BioMarin Pharmaceutical, Inc.	1.24
33.80%

Economic Sectors*	Percent of Net Assets
Information Technology	30.25%
Industrials	14.51
Consumer Discretionary	13.62
Health Care	11.93
Financials	9.61
Energy	9.05
Materials	3.51
Consumer Staples	2.68
Telecommunication Services	1.61
Utilities	0.54
Other Net Assets	2.69
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

The following are the major ($300,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2012.

Security Name	Purchases (Sales)	Shares as of 3/31/12

Purchases

Avago Technologies Ltd.	13,400	13,400
Cliffs Natural Resources, Inc.	11,100	11,100
Fastenal Co.	21,614	21,614
Fusion-io, Inc.	12,418	38,120
Harman International Industries, Inc.	11,300	17,967
InnerWorkings, Inc.	28,567	28,567

Sales

CARBO Ceramics, Inc.	(6,200)	0
Green Mountain Coffee Roasters, Inc.	(5,200)	15,400
IPC The Hospitalist Co., Inc.	(10,143)	0
Monster Worldwide, Inc.	(59,017)	0
Rockwell Automation, Inc.	(8,450)	18,200
SuccessFactors, Inc.	(21,500)	0
Ulta Salon, Cosmetics & Fragrance, Inc.	(7,563)	0
VCA Antech, Inc.	(15,391)	19,274
Vertex Pharmaceuticals, Inc.	(8,400)	10,900

First Quarter Report (Unaudited) | March 31, 2012	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 16 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2012 (Unaudited)

	RUSSELL GROWTH:

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,145	463	585	60	54	32	130*
Weighted Average Market Capitalization (billions)	$1.6	$8.9	$119.4	$2.8	$9.8	$90.4	$35.7
Average Five-Year Sales Per Share Growth	8%	9%	12%	13%	17%	18%	16%
Average Five-Year Earnings Per Share Growth	15%	14%	16%	15%	23%	24%	21%
Price/Earnings Ratio**	21x	21x	18x	26x	25x	25x	25x
Price/Book Value Ratio	4.4x	4.8x	5.5x	5.2x	6.7x	5.9x	5.9x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.31%)
CONSUMER DISCRETIONARY (13.62%)
Auto Components (0.71%)
BorgWarner, Inc.(a)	12,200	$1,028,948

Automobiles (0.37%)
Thor Industries, Inc.	16,748	528,567

Distributors (1.22%)
LKQ Corp.(a)	56,577	1,763,505

Hotels, Restaurants & Leisure (1.66%)
Arcos Dorados Holdings, Inc., Class A	45,300	819,477
BJ’s Restaurants, Inc.(a)	15,429	776,850
Ctrip.com International Ltd.(a)(b)	36,466	789,125

		2,385,452

Household Durables (0.58%)
Harman International Industries, Inc.	17,967	841,035

Internet & Catalog Retail (3.06%)
Amazon.com, Inc.(a)	6,465	1,309,227
priceline.com, Inc.(a)	2,575	1,847,562
Shutterfly, Inc.(a)	17,023	533,331
TripAdvisor, Inc.(a)	20,200	720,534

		4,410,654

Specialty Retail (3.94%)
CarMax, Inc.(a)	31,300	1,084,545
Dick’s Sporting Goods, Inc.	19,900	956,792
Francesca’s Holdings Corp.(a)	19,154	605,458
Monro Muffler Brake, Inc.	19,116	793,123
Rue21, Inc.(a)	55,375	1,624,702
Teavana Holdings, Inc.(a)	30,554	602,525

		5,667,145

Textiles, Apparel & Luxury Goods (2.08%)
Fossil, Inc.(a)	8,200	1,082,236
Gildan Activewear, Inc.	30,400	837,520
Michael Kors Holdings Ltd.(a)	2,000	93,180
Under Armour, Inc., Class A(a)	10,416	979,104

		2,992,040

CONSUMER STAPLES (2.68%)
Food & Staples Retailing (1.12%)
Costco Wholesale Corp.	11,750	1,066,900
The Fresh Market, Inc.(a)	7,577	363,317
Pricesmart, Inc.	2,404	175,036

		1,605,253

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2012	7

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (1.56%)
Green Mountain Coffee Roasters, Inc.(a)	15,400	$721,336
Mead Johnson Nutrition Co.	18,500	1,525,880

		2,247,216

ENERGY (9.05%)
Energy Equipment & Services (7.83%)
Core Laboratories N.V.	19,371	2,548,642
Dril-Quip, Inc.(a)	9,805	637,521
FMC Technologies, Inc.(a)	49,300	2,485,706
Lufkin Industries, Inc.	15,932	1,284,916
Oceaneering International, Inc.	50,650	2,729,529
Schlumberger Ltd.	22,645	1,583,565

		11,269,879

Oil, Gas & Consumable Fuels (1.22%)
Occidental Petroleum Corp.	18,500	1,761,755

FINANCIALS (9.61%)
Capital Markets (3.63%)
Affiliated Managers Group, Inc.(a)	13,697	1,531,462
The Charles Schwab Corp.	62,900	903,873
Financial Engines, Inc.(a)	13,624	304,633
FXCM, Inc., Class A	40,647	528,004
T. Rowe Price Group, Inc.	16,300	1,064,390
Virtus Investment Partners, Inc.(a)	10,412	893,141

		5,225,503

Commercial Banks (1.25%)
Signature Bank(a)	28,484	1,795,631

Consumer Finance (0.57%)
Green Dot Corp., Class A(a)	31,000	822,120

Diversified Financial Services (1.04%)
MSCI, Inc., Class A(a)	20,886	768,814
Portfolio Recovery Associates, Inc.(a)	10,189	730,755

		1,499,569

Insurance (2.47%)
ACE Ltd.	36,900	2,701,080
Greenlight Capital Re Ltd., Class A(a)	34,606	852,346

		3,553,426

Real Estate Management & Development (0.65%)
FirstService Corp.(a)	30,824	944,447

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (11.93%)
Biotechnology (2.58%)
BioMarin Pharmaceutical, Inc.(a)	52,075	$1,783,569
Dendreon Corp.(a)	39,000	415,545
Human Genome Sciences, Inc.(a)	100,008	824,066
Ironwood Pharmaceuticals, Inc.(a)	18,800	250,228
Vertex Pharmaceuticals, Inc.(a)	10,900	447,009

		3,720,417

Health Care Equipment & Supplies (3.55%)
Accuray, Inc.(a)	53,346	376,623
Intuitive Surgical, Inc.(a)	4,550	2,464,962
Masimo Corp.(a)	27,733	648,398
Neogen Corp.(a)	5,308	207,384
Varian Medical Systems, Inc.(a)	12,900	889,584
Volcano Corp.(a)	18,561	526,204

		5,113,155

Health Care Providers & Services (0.80%)
PSS World Medical, Inc.(a)	28,031	710,306
VCA Antech, Inc.(a)	19,274	447,349

		1,157,655

Health Care Technology (2.10%)
athenahealth, Inc.(a)	15,283	1,132,776
Cerner Corp.(a)	24,800	1,888,768

		3,021,544

Life Sciences Tools & Services (0.97%)
Life Technologies Corp.(a)	28,650	1,398,693

Pharmaceuticals (1.93%)
Allergan, Inc.	18,250	1,741,597
Mylan, Inc.(a)	44,100	1,034,145

		2,775,742

INDUSTRIALS (14.51%)
Aerospace & Defense (2.59%)
Aerovironment, Inc.(a)	14,317	383,839
HEICO Corp.	16,039	827,452
Precision Castparts Corp.	8,700	1,504,230
TransDigm Group, Inc.(a)	8,807	1,019,498

		3,735,019

Air Freight & Logistics (3.05%)
C.H. Robinson Worldwide, Inc.	35,750	2,341,268
Expeditors International of Washington, Inc.	44,200	2,055,742

		4,397,010

See Notes to Schedule of Investments
First Quarter Report (Unaudited) | March 31, 2012	9

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (1.06%)
American Reprographics Co.(a)	60,205	$324,505
InnerWorkings, Inc.(a)	28,567	332,806
Waste Connections, Inc.	26,678	867,835

		1,525,146

Electrical Equipment (1.48%)
II-VI, Inc.(a)	28,520	674,498
Rockwell Automation, Inc.	18,200	1,450,540

		2,125,038

Machinery (1.10%)
Graco, Inc.	16,677	884,882
Middleby Corp.(a)	6,846	692,678

		1,577,560

Professional Services (3.69%)
Huron Consulting Group, Inc.(a)	18,127	680,850
IHS, Inc., Class A(a)	25,886	2,424,224
Resources Connection, Inc.	30,679	431,040
Robert Half International, Inc.	36,700	1,112,010
Stantec, Inc.	20,904	665,583

		5,313,707

Road & Rail (0.73%)
Landstar System, Inc.	18,149	1,047,560

Trading Companies & Distributors (0.81%)
Fastenal Co.	21,614	1,169,317

INFORMATION TECHNOLOGY (30.25%)
Communications Equipment (4.31%)
Aruba Networks, Inc.(a)	34,500	768,660
F5 Networks, Inc.(a)	7,200	971,712
InterDigital, Inc.	13,640	475,491
Polycom, Inc.(a)	51,139	975,221
QUALCOMM, Inc.	44,265	3,010,905

		6,201,989

Computers & Peripherals (3.73%)
Apple, Inc.(a)	7,160	4,292,205
Fusion-io, Inc.(a)	38,120	1,082,989

		5,375,194

Electronic Equipment & Instruments (1.92%)
FARO Technologies, Inc.(a)	21,052	1,227,963
FLIR Systems, Inc.	8,956	226,676
IPG Photonics Corp.(a)	7,782	405,053
M/A-COM Technology Solutions Holdings, Inc.(a)	1,100	22,814

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
National Instruments Corp.	23,640	$674,213
Universal Display Corp.(a)	5,800	211,874

		2,768,593

Internet Software & Services (5.68%)
Baidu, Inc.(a)(b)	14,225	2,073,578
ExactTarget, Inc.(a)	300	7,800
Google, Inc., Class A(a)	3,060	1,962,194
LinkedIn Corp., Class A(a)	6,100	622,139
Liquidity Services, Inc.(a)	32,397	1,451,386
NIC, Inc.	18,842	228,554
SINA Corp.(a)	6,800	442,000
VistaPrint Ltd.(a)	18,433	712,436
Youku, Inc.(a)(b)	31,264	687,495

		8,187,582

IT Services (3.60%)
Cognizant Technology Solutions Corp., Class A(a)	19,150	1,473,593
FleetCor Technologies, Inc.(a)	9,990	387,312
ServiceSource International, Inc.(a)	35,475	549,153
VeriFone Systems, Inc.(a)	27,474	1,425,076
Visa, Inc., Class A	11,415	1,346,970

		5,182,104

Semiconductors & Semiconductor Equipment (2.83%)
ARM Holdings PLC(b)	74,117	2,096,770
Avago Technologies Ltd.	13,400	522,198
Cavium, Inc.(a)	28,788	890,701
Hittite Microwave Corp.(a)	10,318	560,370

		4,070,039

Software (8.18%)
ANSYS, Inc.(a)	17,081	1,110,607
Concur Technologies, Inc.(a)	16,500	946,770
QLIK Technologies, Inc.(a)	35,977	1,151,264
RealPage, Inc.(a)	29,823	571,707
Salesforce.com, Inc.(a)	22,000	3,399,220
Solera Holdings, Inc.	26,077	1,196,673
Ultimate Software Group, Inc.(a)	13,246	970,667
VMware, Inc., Class A(a)	21,700	2,438,429

		11,785,337

MATERIALS (3.51%)
Chemicals (1.70%)
CF Industries Holdings, Inc.	4,600	840,190
Praxair, Inc.	13,975	1,602,094

		2,442,284

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2012	11

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (1.81%)
Allegheny Technologies, Inc.	22,200	$913,974
Cliffs Natural Resources, Inc.	11,100	768,786
Silver Wheaton Corp.	27,950	927,940

		2,610,700

TELECOMMUNICATION SERVICES (1.61%)
Wireless Telecommunication Services (1.61%)
American Tower Corp., Class A	36,900	2,325,438

UTILITIES (0.54%)
Electric Utilities (0.54%)
ITC Holdings Corp.	10,016	770,631

TOTAL COMMON STOCKS
(COST OF $106,859,573)		140,139,599

	PAR VALUE
SHORT TERM INVESTMENT (2.75%)
REPURCHASE AGREEMENT (2.75%)
Repurchase agreement with State Street Bank &
Trust Co., dated 03/31/12, due 04/02/12 at
0.01%, collateralized by Fannie Mae 3.07%
01/01/42, market value of $4,038,933
(Repurchase proceeds of $3,957,003)
(COST OF $3,957,000)	$3,957,000	3,957,000

TOTAL INVESTMENTS (100.06%)
(COST OF $110,816,573)(c)		144,096,599
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.06%)		(83,451)

NET ASSETS (100.00%)		$144,013,148

NET ASSET VALUE PER SHARE
(30,080,350 SHARES OUTSTANDING)		$4.79

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $111,038,585.

Gross unrealized appreciation and depreciation at March 31, 2012 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$39,497,565
Gross unrealized depreciation	(6,439,551)
Net unrealized appreciation	$33,058,014

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2012 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of com parable U.S. issuers. For the period ended March 31, 2012, the Fund only held American Depository Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data

First Quarter Report (Unaudited) | March 31, 2012	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2012 (Unaudited)

obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$140,139,599	$–	$–	$140,139,599
Short Term Investment	–	3,957,000	–	3,957,000
Total	$140,139,599	$3,957,000	$–	$144,096,599

*See Schedule of Investments for industry classifications

For the period ended March 31, 2012, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2012 (Unaudited)

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

First Quarter Report (Unaudited) | March 31, 2012	15

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Growth Fund
March 31, 2012 (Unaudited)

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

16	www.all-starfunds.com

INVESTMENT ADVISOR LEGAL COUNSEL

ALPS Advisors, Inc. K&L Gates LLP 1290 Broadway, Suite 1100 1601 K Street, NW Denver, Colorado 80203 Washington, DC 20006 303-623-2577 www.all-starfunds.com

DIRECTORS

John A. Benning*

INDEPENDENT REGISTERED Thomas W. Brock* PUBLIC ACCOUNTING FIRM Edmund J. Burke Deloitte & Touche LLP George R. Gaspari*

555 Seventeenth Street, Suite 3600 Richard W. Lowry*, Chairman Denver, Colorado 80202 Dr. John J. Neuhauser* Richard C. Rantzow*

CUSTODIAN

State Street Bank & Trust Company OFFICERS

One Lincoln Street William R. Parmentier, Jr., President Boston, Massachusetts 02111 Mark T. Haley, CFA, Senior Vice President Edmund J. Burke, Vice President Jeremy O. May, Treasurer INVESTOR ASSISTANCE, Kimberly R. Storms, Assistant Treasurer TRANSFER & DIVIDEND Tané T. Tyler, Secretary DISBURSING AGENT & REGISTRAR Alex J. Marks, Assistant Secretary Computershare Trust Company, N.A. Melanie H. Zimdars, Chief Compliance Officer P.O. Box 43078 Providence, Rhode Island 02940-3078 * Member of the Audit Committee

1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000456 05/31/13

ALL-STAR® GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Alex J. Marks, Assistant Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

LAS000456 05/31/13

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM